                                                                 EXHIBIT 3.13

                           ARTICLES OF INCORPORATION
                                       OF
                    MEDAPHIS ACQUISITION HOLDING CORPORATION


                                       I.

      The name of the Corporation is:

                    Medaphis Acquisition Holding Corporation

                                      II.

     The Corporation shall have authority to issue 1,000 shares of common stock, and the par value of each share shall be one dollar ($1.00).

                                      III.

     The initial registered office of the Corporation shall be at 2 Peachtree Street, N.W., Atlanta, Georgia 30383, in Fulton County. The initial registered agent of the corporation at such address shall be CT Corporation System.

                                      IV.

     The name and address of the incorporator are:

                              Pamela S. Topper
                              210 Interstate North Parkway
                              Suite 601
                              Atlanta, Georgia 30339

                                       V.

     The mailing address of the initial principal office of the Corporation is 210 Interstate North Parkway, Suite 601, Atlanta, Georgia 30339.

                                      VI.

     The initial Board of Directors shall consist of three (3) members who shall be and whose addresses are:

                              Randolph G. Brown
                              210 Interstate North Parkway
                              Suite 601
                              Atlanta, Georgia 30339

                              Dennis R. Byerly
                              5990 Oakbrook Parkway
                              Norcross, Georgia 30093

                              Timothy J. Kilgallon
                              210 Interstate North Parkway
                              Suite 601
                              Atlanta, Georgia 30093

                                      VII.

     No director shall have any personal liability to the Corporation or to its shareholders for monetary damages for breach of duty of care or other duty as a director, by reason of any act or omission occurring subsequent to the date when this provision becomes effective, except that this provision shall not eliminate or limit the liability of a director for (a) any appropriation, in violation of his duties, of any business opportunity of the Corporation; (b) acts or omissions which involve intentional misconduct or a knowing violation of law;
(c) liabilities of a director imposed by Section 14-2-832 of the Georgia Business Corporation Code; or (d) any transaction from which the director derived an improper personal benefit.

     IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this 23rd day of July, 1991.

                                                       /s/ Pamela S. Topper
                                                       --------------------
                                                       Pamela S. Topper
                                                       Incorporator

    Secretary of State
Business Services and Regulation
    Suite 315, West Tower               FORM NUMBER        :  NR
2 Martin Luther King Jr. Dr.            CERTIFICATE DATE   :  07/17/91
Atlanta, Georgia 30334-1530             DOCKET NUMBER      :  91192344
                                        EXAMINER           :  STACY GILLEY
                                        TELEPHONE          :  404-656-3173

REQUESTED BY:

PAMELA TOPPER
210 INTERSTATE PKWY., #601
ATLANTA           GA 30339


                          NAME RESERVATION CERTIFICATE

     THE RECORDS OF THE SECRETARY OF STATE HAVE BEEN REVIEWED AND THE FOLLOWING NAME IS NOT IDENTICAL TO, AND APPEARS TO BE DISTINGUISHABLE FROM, THE NAME OF ANY OTHER EXISTING CORPORATION PROFESSIONAL ASSOCIATION, OR LIMITED PARTNERSHIP ON FILE PURSUANT TO THE APPLICABLE PROVISIONS OF GEORGIA LAW. (TITLE 14 OF THE OFFICIAL CODE OF GEORGIA ANNOTATED).

-------------------------------------------------------------------------------
                   "MEDAPHIS ACQUISITION HOLDING CORPORATION"
-------------------------------------------------------------------------------

     THIS CERTIFICATE SHALL BE VALID FOR A NONRENEWABLE PERIOD OF NINETY (90) DAYS FOR PROFIT AND NONPROFIT CORPORATIONS, PROFESSIONAL ASSOCIATIONS (DP, FP, DM, FN, & PA), OR LIMITED PARTNERSHIPS (7D OR 7F), FROM THE DATE OF THIS CERTIFICATE. PLEASE SUBMIT THE ORIGINAL CERTIFICATE (WHITE COPY) WITH THE ARTICLES OF INCORPORATION, CERTIFICATE OF LIMITED PARTNERSHIP, APPLICATION FOR PROFESSIONAL ASSOCIATION OR CERTIFICATE OF AUTHORITY TO TRANSACT BUSINESS

     NAME RESERVATIONS ARE NOT RENEWABLE AFTER EXPIRATION OF THE STATUTORY RESERVATION PERIOD SET OUT ABOVE.



                                                /s/ Max Cleland
[SEAL]                                          -------------------------
                                                MAX CLELAND
                                                SECRETARY OF STATE


                                                /s/ Verley J. Spivey
                                                -------------------------
                                                VERLEY J. SPIVEY
                                                DEPUTY SECRETARY OF STATE

SECURITIES          CEMETERIES      CORPORATIONS      CORPORATIONS HOT-LINE
 656-2894            656-3079         656-2817            404 656-2222
                                                      Outside Metro-Atlanta

(MEDAPHIS LOGO)

Medaphis Corporation
210 Interstate North
Suite 601
Atlanta, GA 30339
(404) 988-9494
(404) 951-0670 Fax


          July 10, 1991



          Secretary of State
          2 Martin Luther King, Jr. Drive, SE
          Suite 315, West Tower
          Atlanta, GA 30334


          ATTN:  Corporate Division


               Re: Medaphis Acquisition Holding Corporation


          Gentlemen:


               The undersigned, as incorporator of Medaphis Acquisition Holding Corporation, hereby certifies that she has requested a notice of intent to file the articles of incorporation to be published and payment therefor has been made as required by O.C.G.A., Section 14-2-201.1(b).


                                              /s/ Pamela S. Topper
                                              ----------------------------------
                                              Pamela S. Topper, Incorporator of
                                              Medaphis Acquisition Holding
                                              Corporation

SECRETARY OF STATE                            TRANSACTION NUMBER: 91246006 (008)
BUSINESS SERVICES AND REGULATION              CONTROL NUMBER    : 9112853
SUITE 315, WEST TOWER                         DATE INCORPORATED : 07/25/91
2 MARTIN LUTHER KING JR. DR.                  DATE AMENDED      : 08/30/91
ATLANTA, GEORGIA 30334-1530                   EXAMINER          : DONNA HYDE
                                              TELEPHONE         : 404-656-0624


REQUESTED BY:

MEDAPHIS CORPORATION
CINDY GILMORE
210 INTERSTATE NORTH, STE 601
ATLANTA, GEORGIA  30339


                            CERTIFICATE OF AMENDMENT

     I, MAX CLELAND, Secretary of State and Corporations Commissioner of the State of Georgia do hereby certify, under the seal of my office, that the articles of incorporation of

----------------------------------------------------------------------------
                   "MEDAPHIS ACQUISITION HOLDING CORPORATION"
----------------------------------------------------------------------------

have been duly amended under the laws of the State of Georgia, changing its name to

---------------------------------------------------------------------------
                    "MEDAPHIS HOSPITAL SERVICES CORPORATION"
---------------------------------------------------------------------------

by the filing of articles of amendment in the office of the Secretary of State and the fees therefor paid, as provided by law, and that attached hereto is a true and correct copy of said articles of amendment.

     WITNESS, my hand and official seal, in the City of Atlanta and the State of Georgia on the date set forth below.

DATE: AUGUST 30, 1991
FORM A3 (JULY 1989)

                                   /s/ Max Cleland
                                   ------------------------
                                   MAX CLELAND
                                   SECRETARY OF STATE


     [SEAL]                        /s/ Verley J. Spivey
                                   ------------------------
                                   VERLEY J. SPIVEY
                                   DEPUTY SECRETARY OF STATE

   SECURITIES       CEMETERIES      CORPORATIONS       CORPORATIONS HOT-LINE
      656-2894         656-3079         656-2817              404-656-2222
                                                       Outside Metro-Atlanta

                             ARTICLES OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

                                       OF

                    MEDAPHIS ACQUISITION HOLDING CORPORATION


                                       1.

     The name of the Corporation is Medaphis Acquisition Holding Corporation.

                                       2.

     The amendment to the Corporation's Articles of Incorporation is to amend
Article 1 of the Articles of Incorporation so that Article 1 shall hereafter be as follows:

                                      "1.

The name of the Corporation is Medaphis Hospital Services Corporation."

                                       3.

     Said amendment was adopted by the Board of Directors of the Corporation as of August 20, 1991.

                                       4.

     Said amendment was duly adopted by the Board of Directors without shareholder action in accordance with Code Section 14-2-1002(6) of the Georgia Business Corporation Code.

     IN WITNESS WHEREOF, Medaphis Acquisition Holding Corporation has caused these Articles of Amendment to be executed, its corporate seal to be affixed, and its seal and the execution hereof to be attested by its duly authorized officers, this _____ day of August, 1991.

                                            MEDAPHIS ACQUISITION
                                            HOLDING CORPORATION


                                            By: /s/ Randolph G. Brown
                                                -----------------------
                                                Randolph G. Brown
                                                Chairman


[CORPORATE SEAL]

Attest:


By: /s/ Pamela S. Topper
    ---------------------
    Pamela S. Topper
    Secretary

SECRETARY OF STATE
BUSINESS SERVICES AND REGULATION
SUITE 315, WEST TOWER                    FORM NUMBER      = NR
2 MARTIN LUTHER KING JR. DR.             CERTIFICATE DATE = 08/07/91
ATLANTA, GEORGIA 30334-1530              DOCKET NUMBER    = 91217607
                                         EXAMINER         = STACY GILLEY
                                         TELEPHONE        = 404-656-3173

REQUESTED BY:

PAMELA TOPPER
210 INTERSTATE N STE 601
ATLANTA           GA 30339


                          NAME RESERVATION CERTIFICATE

     THE RECORDS OF THE SECRETARY OF STATE HAVE BEEN REVIEWED AND THE FOLLOWING NAME IS NOT IDENTICAL TO, AND APPEARS TO BE DISTINGUISHABLE FROM, THE NAME OF ANY OTHER EXISTING CORPORATION PROFESSIONAL ASSOCIATION, OR LIMITED PARTNERSHIP ON FILE PURSUANT TO THE APPLICABLE PROVISIONS OF GEORGIA LAW. (TITLE 14 OF THE OFFICIAL CODE OF GEORGIA ANNOTATED).

-------------------------------------------------------------------------------
                    "MEDAPHIS HOSPITAL SERVICES CORPORATION"
-------------------------------------------------------------------------------

     THIS CERTIFICATE SHALL BE VALID FOR A NONRENEWABLE PERIOD OF NINETY (90) DAYS FOR PROFIT AND NONPROFIT CORPORATIONS, PROFESSIONAL ASSOCIATIONS (DP, FP, DN, FN, & PA), OR LIMITED PARTNERSHIPS (7D OR 7F), FROM THE DATE OF THIS CERTIFICATE. PLEASE SUBMIT THE ORIGINAL CERTIFICATE (WHITE COPY) WITH THE ARTICLES OF INCORPORATION, CERTIFICATE OF LIMITED PARTNERSHIP, APPLICATION FOR PROFESSIONAL ASSOCIATION OR CERTIFICATE OF AUTHORITY TO TRANSACT BUSINESS

     NAME RESERVATIONS ARE NOT RENEWABLE AFTER EXPIRATION OF THE STATUTORY RESERVATION PERIOD SET OUT ABOVE.



                                        /s/ MAX CLELAND
                                        -----------------------------
                                        MAX CLELAND
                                        SECRETARY OF STATE


[SEAL]                                  /s/ VERLEY J. SPIVEY
                                        -----------------------------
                                        VERLEY J. SPIVEY
                                        DEPUTY SECRETARY OF STATE


SECURITIES              CEMETERIES              CORPORATIONS            CORPORATIONS HOT-LINE
656-2894                 656-3079                 656-2817                    656-3173

       SECRETARY OF STATE
BUSINESS INFORMATION AND SERVICES
     SUITE 315, WEST TOWER               DOCKET NUMBER    = 970130723
    2 MARTIN LUTHER KING JR. DR.         CONTROL NUMBER   = 9112853
    ATLANTA, GEORGIA 30334-1530          EFFECTIVE DATE   = 01/13/1997
                                         REFERENCE        = 0091
                                         PRINT DATE       = 01/13/1997
                                         FORM NUMBER      = 0611



     PARANET CORPORATION SERVICES, INC.
     DONNA HYDE
     3761 VENTURE DRIVE, STE 260
     DULUTH, GA 30136



                      CERTIFICATE OF NAME CHANGE AMENDMENT

I, the Secretary of State and the Corporation Commissioner of the State of Georgia, do hereby certify under the seal of my office that


                     MEDAPHIS HOSPITAL SERVICES CORPORATION
                         A DOMESTIC PROFIT CORPORATION

has filed articles of amendment in the office of the Secretary of State changing its name to

                          MEDAPHIS SERVICES CORPORATION

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.



[SEAL]                             /s/ Lewis A. Massey
                                   -----------------------------
                                   Lewis A. Massey
                                   Secretary of State

                             ARTICLES OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

                                       OF

                     MEDAPHIS HOSPITAL SERVICES CORPORATION

                                       I.

     The name of the corporation is Medaphis Hospital Services Corporation.

                                      II.

     The amendment to the corporation Articles of Incorporation is to amend

Article I of the Articles of Incorporation so that Article I shall hereafter be as follows:

                                      "I.

     The name of the corporation is Medaphis Services Corporation."

                                      III.

     Said amendment was adopted by the Board of Directors of the Corporation effective as of January 8, 1997.

                                      IV.

     Said amendment was duly adopted by the Board of Directors without shareholder action in accordance with Code Section 14-2-1002(6) of the Georgia

Business Corporation Code.

                                       V.

     The Corporation certifies that a notice of intent to file Articles of

Amendment to change the name of the Corporation and a publishing fee of $40.00 have been mailed or otherwise delivered to an authorized newspaper, as required by law.

     IN WITNESS WHEREOF, Medaphis Hospital Services Corporation has caused these Articles of Amendment to be executed, its corporate seal to be affixed, and its seal and the execution hereof to be attested to by its duly authorized officers, this 8th day of January, 1997.




                                        MEDAPHIS HOSPITAL
                                        SERVICES CORPORATION



                                        By: /s/ Michael R. Cote
                                           -----------------------------------
                                           Michael R. Cote
                                           Senior Vice President - Finance and
                                           Chief Financial Officer


[Corporate Seal]


Attest:



By: /s/ Peggy B. Sherman
   -----------------------
   Peggy B. Sherman
   Assistant Secretary

SECRETARY OF STATE
CORPORATIONS DIVISION
SUITE 315, WEST TOWER                    DOCKET NUMBER    = 971040741
2 MARTIN LUTHER KING JR. DR.             CONTROL NUMBER   = 9112853
ATLANTA, GEORGIA 30334-1530              EFFECTIVE DATE   = 04/14/1997
                                         REFERENCE        = 0045
                                         PRINT DATE       = 04/29/1997
                                         FORM NUMBER      = 411



     PARANET CORPORATION SERVICES, INC.
     DONNA HYDE
     3761 VENTURE DRIVE, STE 260
     DULUTH, GA 30136



                            CERTIFICATE OF MERGER


I, Lewis A. Massey, the Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia Annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity:
MEDAPHIS SERVICES CORPORATION, a Georgia corporation

Nonsurviving Entity/Entities:
ARTRAC HEALTHCARE RESOURCES, INC., a Georgia corporation
ARTRAC CORPORATION, a Georgia corporation
CENTRAL HEALTHCARE SERVICES, INC., a Georgia corporation



[SEAL]                             /s/ Lewis A. Massey

                                   Lewis A. Massey
                                   Secretary of State

                             CERTIFICATE OF MERGER
                                       OF
           ARTRAC HEALTHCARE RESOURCES, INC., ARTRAC CORPORATION AND
                       CENTRAL HEALTHCARE SERVICES, INC.
                                 WITH AND INTO
                         MEDAPHIS SERVICES CORPORATION

     The undersigned corporation, organized and existing under and by virtue of the Georgia Business Corporation Code (the "Code"), DOES HEREBY CERTIFY:

     1. ARTRAC Healthcare Resources, Inc., a Georgia corporation ("ARTRAC Healthcare"), ARTRAC Corporation, a Georgia corporation ("ARTRAC"), and Central Healthcare Services, Inc., a Georgia corporation ("Central Healthcare"), are merging with and into Medaphis Services Corporation, a Georgia corporation ("MSC") (the "Mergers"), and MSC will be the surviving Georgia corporation following the Mergers, using the name "Medaphis Services Corporation."

     2. The Articles of Incorporation of MSC (the "Articles") will continue after the Mergers as the Articles of the surviving corporation until thereafter duly amended in accordance with their terms and the Code.

     3. The executed Plan of Merger pursuant to which the Mergers are being effected is on file at the principal place of business of the surviving corporation, the address of which is 5300 Oakbrook Parkway, Bldg. 300, Suite 300, Norcross, Georgia 30093.

     4. A copy of the Plan of Mergers will be furnished by the surviving corporation, on request and without cost, to any shareholder of any corporation that is a party to the Mergers.

     5. ARTRAC Healthcare, ARTRAC, and Central Healthcare are each wholly-owned subsidiaries of MSC and, pursuant to Section 14-2-1104 of the Code, shareholder approval of the Mergers was not required.

     IN WITNESS WHEREOF, MSC has caused its duly authorized officer to execute and deliver this Certificate of Merger as of the 9th day of April, 1997.


                                  MEDAPHIS SERVICES
                                  CORPORATION


                                  By: /s/ William R. Spalding
                                      -----------------------
                                      William R. Spalding
                                      Senior Vice President, General
                                      Counsel and Secretary

                               MEDAPHIS SERVICES
                                  CORPORATION

                         CERTIFICATE OF VERIFICATION OF

                            REQUEST FOR PUBLICATION

     Pursuant to Section 14-2-1105.1(a) and Section 14-2-1006.1 of the Georgia Business Corporation Code, Medaphis Services Corporation, a Georgia corporation, hereby verifies that a request for publication of a notice of merger of ARTRAC Healthcare Resources, Inc., ARTRAC Corporation and Central Healthcare Services, Inc., with and into Medaphis Services Corporation, and payment therefor have been made, as required by Section 14-2-1105.1(b) and
Section 14-2-1006.1 of Georgia Business Corporation Code.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this 11th day of April, 1997.


                                  MEDAPHIS SERVICES
                                  CORPORATION


                                  By: /s/ Peggy B. Sherman
                                     -------------------------------------------
                                     Peggy B. Sherman
                                     Vice President, Associate General Counsel -
                                     Operations and Assistant Secretary